United States
Securities and Exchange Commission
Washington D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2004

MTS Medication Technologies, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	000-16594	59-2740462

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12920 Automobile Boulevard, Clearwater, Florida 33762

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (727) 576-6311

Medical Technology Systems, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 1.01      Entry into a Material Definitive Agreement

        This report on Form 8-K is filed to report certain material contracts of MTS Medication Technologies, Inc. (the “Company”). The material contracts consist of two employment agreements. On September 10, 2004, the Company entered into a new employment agreement with its Chief Operating Officer, Michael D. Stevenson (retroactive to April 1, 2004). On September 10, 2004, the Company entered into an employment agreement with Michael Branca who was hired as the Company’s Chief Financial Officer (retroactive to September 1, 2004). The Company entered into these employment agreements under its former name Medical Technology Systems, Inc. The two employment agreements are attached to this report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated by reference into this report.

Item 9.01      Financial Statements and Exhibits.

                       (c)      Exhibits.

EXHIBIT	DESCRIPTION

10.1	Employment Agreement, dated as of April 1, 2004, between Medical Technology Systems, Inc., and Michael D. Stevenson.

10.2	Employment Agreement, dated as of September 1, 2004, between Medical Technology Systems, Inc., and Michael Branca.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Technology Systems, Inc. D/B/A MTS Medication Technologies
(Registrant)

Date: September 24, 2004	By:	/s/ Michael Branca
Michael Branca
Vice President and Chief Financial Officer

3